UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2006

Bristow Group Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31617 (Commission File Number)	72-0679819 (IRS Employer Identification No.)

2000 W. Sam Houston Parkway South, Suite 1700 Houston, Texas (Address of principal executive offices)	77042 (Zip Code)
Registrant’s telephone number, including area code: (713) 267-7600
Former Name or Former Address, if Changed Since Last Report:

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     In accordance with Regulation FD, information is being furnished below in connection with presentations by the officers of Bristow Group Inc. (the “Company”).
     The Company has experienced strong demand for helicopter support and expects this trend to continue for the foreseeable future. Based on customer inquiries and market sources, the Company believes that potential future commercial contracts for the entire oil & gas helicopter services industry could require as much as $2 billion in additional helicopters over the next five or six years.
     The Company’s reorganization of its Nigerian operations is currently expected to result in annual cost savings of around a couple of million dollars.
Limitation on Incorporation by Reference.
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in Item 7.01 of this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.
Forward-Looking Statements Disclosure
     Statements contained in this report that state the Company’s or management’s intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements, including statements relating to demand for services and expected cost savings. It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s SEC filings, including but not limited to the Company’s annual report on From 10-K for the year ended March 31, 2005 and the Company’s reports on Form 10-Q for the quarter ended Dec. 31, 2005. Bristow Group Inc. disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events or otherwise.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 23, 2006

BRISTOW GROUP INC. (Registrant)
By:	/s/ Joseph A. Baj
Joseph A. Baj
Vice President, Treasurer and Secretary